UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   May 17, 2007

Startech Environmental Corporation
(Exact Name of Registrant as Specified in Charter)

Colorado	0-25312	84-128657
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

88 Danbury Road, Suite 2A Wilton, CT 06897 (Address of Principal Executive Offices) (Zip Code)

(203) 762-2499
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 10, 2007, Startech Environmental Corporation (the “Company”), entered into a Stock Purchase and Registration Rights Agreement (“Purchase Agreement”) with Francisco J. Rivera Fernandez (“Investor”) for the private placement (the “Offering”) of the Company’s shares of common stock, no par value (the “Common Stock”), pursuant to which the Company issued and sold to the Investor 700,000 restricted shares of Common Stock (the “Shares”) for aggregate gross proceeds of $1,540,000, and warrants (the “Warrants,” together with the Shares, the “Securities”) exercisable into an aggregate of 1,400,000 restricted shares of Common Stock, for which 700,000 of such Warrants have an exercise price of $3.40 per share and the other 700,000 of such Warrants have an exercise price of $4.40 per share.  The Warrants are exercisable as of the date of issuance and expire three (3) years therefrom.  The Company completed the sale of the Securities on May 17, 2007.  The Company intends to use the proceeds of the private placement for general corporate purposes including working capital and capital expenditures.

The foregoing descriptions are qualified in their entirety by reference to the Warrant Agreement and the Purchase Agreement that are attached hereto as Exhibits 4.1 and 10.1, respectively, and are incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

See Item 1.01 for a description of the sale of the Securities, which information is incorporated herein by reference.

These Securities are exempt from registration by virtue of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder.  Neither the Shares nor the Warrants have been registered under the Securities Act and neither may be offered or sold in the United States, except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act.  The Company has granted the Investor piggyback registration rights with respect to the Shares and the shares of Common Stock issuable upon exercise of the Warrants.

Item 9.01. Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description

4.1	Warrant Agreement dated May 11, 2007 in favor of Francisco J. Rivera Fernandez

10.1	Stock Purchase and Registration Rights Agreement dated as of May 10, 2007 between the Company and Francisco J. Rivera Fernandez

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2007

                        STARTECH ENVIRONMENTAL CORPORATION

                                                                                                   By: /s/ Peter J. Scanlon
                                     Name:  Peter J. Scanlon
                                                             Title:    Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Warrant Agreement dated May 11, 2007 in favor of Francisco J. Rivera Fernandez

10.1	Stock Purchase and Registration Rights Agreement dated as of May 10, 2007 between the Company and Francisco J. Rivera Fernandez